Exhibit 10.2

UNCONDITIONAL

GUARANTY OF PAYMENT AND PERFORMANCE

FOR AND IN CONSIDERATION OF the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration paid or delivered to the undersigned GLADSTONE COMMERCIAL CORPORATION, a Maryland corporation (the “Parent”), EACH OF THE ENTITIES IDENTIFIED AS “SUBSIDIARY GUARANTORS” ON THE SIGNATURE PAGES HEREOF (the “Initial Subsidiary Guarantors”), and EACH ADDITIONAL GUARANTOR (AS DEFINED IN THE NOTE PURCHASE AGREEMENT (AS HEREINAFTER DEFINED)) THAT MAY HEREAFTER BECOME A PARTY HERETO (the Initial Subsidiary Guarantors and such Additional Guarantors are sometimes hereinafter referred to individually as a “Subsidiary Guarantor” and collectively as the “Subsidiary Guarantors”; the Parent and the Subsidiary Guarantors are sometimes hereinafter referred to individually as a “Guarantor” and collectively as the “Guarantors”), the receipt and sufficiency whereof are hereby acknowledged by the Guarantors, and for the purpose of seeking to induce THE PURCHASERS LISTED ON THE PURCHASER SCHEDULE TO THE NOTE PURCHASE AGREEMENT, to purchase Notes of GLADSTONE COMMERCIAL LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as the “Issuer”), which sale of Notes by the Issuer to the Purchasers will be to the direct interest, advantage and benefit of the Guarantors, the Guarantors do hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantee to the holders of the Notes from time to time (collectively the “Holders” and individually, a “Holder”) the complete payment and performance of the following liabilities, obligations and indebtedness of the Issuer to the Holders (hereinafter referred to collectively as the “Obligations”):

(a) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of the Senior Guaranteed Notes made by the Issuer to the order of the Holders in the aggregate principal face amount of Eighty Five Million and No/100 Dollars ($85,000,000.00) (the “Initial Notes”). The Initial Notes and any other notes that may from time to time be issued pursuant to the Note Purchase Agreement (including any notes issued in substitution for any of the Initial Notes) are herein collectively called the “Notes” and individually a “Note”; and

(b) the full and prompt payment when due, whether by acceleration or otherwise, either before or after maturity thereof, of each other note as may be issued under that certain Note Purchase Agreement dated of even date herewith among the Issuer, the Parent and the Purchasers listed on the Purchaser Schedule thereto (as the same may be amended, supplemented, consolidated, replaced, restated, renewed, increased, extended or otherwise modified from time to time, the “Note Purchase Agreement”) together with interest as provided in each such note, together with any replacements, supplements, renewals, modifications, consolidations, restatements, increases, and extensions thereof (the “Additional Notes” and collectively with the “Initial Notes”, the “Notes”); and

(c) the full and prompt payment and performance of any and all obligations of the Issuer to any Holder under the terms of the Note Purchase Agreement, including without limitation, Make-Whole Amount, interest accruing before or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding, together with any replacements, supplements, renewals, modifications, consolidations, restatements and extensions thereof; and

(d) the full and prompt payment and performance of any and all other obligations of the Issuer and to the Holders under any other agreements, documents or instruments now or hereafter evidencing, securing or otherwise relating to the indebtedness evidenced by the Notes or the Note Purchase Agreement (the Notes, the Note Purchase Agreement and said other agreements, documents and instruments are hereinafter collectively referred to as the “Note Documents” and individually referred to as a “Note Document”). Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed thereto in the Note Purchase Agreement.

1. Agreement to Pay and Perform; Costs of Collection. The Guarantors do hereby agree that following an Event of Default under the Note Documents, if the Notes are not paid by the Issuer in accordance with its terms, or if any and all sums which are now or may hereafter become due (after giving effect to any applicable grace or cure periods) from the Issuer to the Holders under the Note Documents are not paid by the Issuer in accordance with their terms, or if any and all other obligations of the Issuer to the Holders under the Notes or of the Issuer or any Guarantor under the other Note Documents are not performed by the Issuer or a Guarantor, as applicable, in accordance with their terms, the Guarantors will immediately upon demand make such payments and perform such obligations. The Guarantors further agree to pay the Holders on demand all reasonable costs and expenses (including court costs and reasonable attorneys’ fees and disbursements) paid or incurred by the Holders in endeavoring to collect the Obligations guaranteed hereby, to enforce any of the Obligations of the Issuer guaranteed hereby, or any portion thereof, or to enforce this Guaranty, and until paid to the Holders, such sums shall bear interest at the Default Rate set forth in the Note Purchase Agreement unless collection from the Guarantors of interest at such rate would be contrary to applicable law, in which event such sums shall bear interest at the highest rate which may be collected from the Guarantors under applicable law.

2. Reinstatement of Refunded Payments. If, for any reason, any payment to a Holder of any of the Obligations guaranteed hereunder is required to be refunded or returned by such Holder to the Issuer, or paid or turned over to any other Person, including, without limitation, by reason of the operation of bankruptcy, reorganization, receivership or insolvency laws or similar laws of general application relating to creditors’ rights and remedies now or hereafter enacted, the Guarantors agree to pay to such Holder on demand an amount equal to the amount so required to be refunded, returned, paid or turned over (the “Turnover Payment”), the obligations of the Guarantors shall not be treated as having been discharged by the original payment to such Holder giving rise to the Turnover Payment, and this Guaranty shall be treated as having remained in full force and effect for any such Turnover Payment so made by such Holder, as well as for any amounts not theretofore paid to such Holder on account of such obligations.

3. Rights of the Holders to Deal with Collateral, the Issuer and Other Persons. Each Guarantor hereby consents and agrees that the Holders may at any time, and from time to time, without thereby releasing any Guarantor from any liability hereunder and without notice to or further consent from any other Guarantor or any other Person or entity, either with or without consideration: release or surrender any lien or other security of any kind or nature whatsoever held by it or by any person, firm or corporation on its behalf or for its account, securing any indebtedness or liability hereby guaranteed; substitute for any collateral so held by it, other collateral of like kind, or of any kind; modify the terms of the Notes or the other Note Documents; extend or renew the Notes for any period; grant releases, compromises and indulgences with respect to the Notes or the other Note Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any other guarantor (including any Guarantor), surety, endorser or accommodation party of the Notes or any other Note Documents; or take or fail to take any action of any type whatsoever. No such action which any Holder shall take or fail to take in connection with the Notes or the other Note Documents, or any of them, or any security for the payment of the indebtedness of the Issuer to the Holders or for the performance of any obligations or undertakings of the Issuer or the Guarantors, nor any course of dealing with the Issuer or any other Person, shall release any Guarantor’s obligations hereunder, affect this Guaranty in any way or afford any Guarantor any recourse against the Holders. The provisions of this Guaranty shall extend and be applicable to all replacements, supplements, renewals, amendments, extensions, consolidations, restatements and modifications of the Notes and the other Note Documents, and any and all references herein to the Notes and the other Note Documents shall be deemed to include any such replacements, supplements, renewals, extensions, amendments, consolidations, restatements or modifications thereof. Without limiting the generality of the foregoing, the Guarantors acknowledge the terms of Section 13 of the Note Purchase Agreement and agree that this Guaranty shall extend and be applicable to each new or replacement note delivered by the Issuer pursuant thereto without notice to or further consent from the Guarantors, or any of them.

4. No Contest with the Holders; Subordination. So long as any of the Obligations hereby guaranteed remain unpaid or undischarged (excluding contingent obligations that survive termination of the Note Purchase Agreement to the extent a Holder has not made a demand or brought a claim related to such contingent obligations) or subject to any bankruptcy preference period or any other possibility of disgorgement, the Guarantors will not, by paying any sum recoverable hereunder (whether or not demanded by any Holder) or by any means or on any other ground, claim any set-off or counterclaim against the Issuer in respect of any liability of the Guarantors to the Issuer or, in proceedings under federal bankruptcy law or insolvency proceedings of any nature, prove in competition with any Holder in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of the Issuer or the benefit of any other security for any of the Obligations hereby guaranteed which, now or hereafter, any Holder may hold or in which it may have any share. So long as any of the Obligations hereby guaranteed remain unpaid or undischarged (excluding contingent obligations that survive termination of the Note Purchase Agreement to the extent a Holder has not made a demand or brought a claim related to such contingent obligations) or subject to any bankruptcy preference period or any other possibility of disgorgement, the Guarantors hereby expressly waive any right of contribution or reimbursement from or indemnity against the Issuer or any other Guarantor, whether at law or in equity, arising from any payments made by any Guarantor pursuant to the terms of this Guaranty, and the Guarantors acknowledge that the Guarantors have no right whatsoever to proceed against the Issuer or any other Guarantor for reimbursement of any such payments except for those rights of each Guarantor under the Contribution Agreement or otherwise; provided, however, each Guarantor agrees not to pursue or enforce any of its rights under the Contribution Agreement or otherwise and each Guarantor agrees not to make or receive any payment on account of the Contribution Agreement or otherwise so long as any of the Obligations remain unpaid or undischarged (excluding contingent obligations that survive termination of the Note Purchase Agreement to the extent a Holder has not made a demand or brought a claim related to such contingent obligations) or subject to any bankruptcy preference period or any other possibility of disgorgement. In the event any Guarantor shall receive any payment under or on account of the Contribution Agreement or otherwise while any of the Obligations remain outstanding (excluding contingent obligations that survive termination of the Note Purchase Agreement to the extent any Holder has not made a demand or brought a claim related to such contingent obligations) or subject to any bankruptcy preference period or any other possibility of disgorgement, it shall hold such payment as trustee for the Holders and be paid over to such Holders on account of the indebtedness of the Issuer to such Holders but without reducing or affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such indebtedness shall have been reduced by such payment. So long as any of the Obligations hereby guaranteed remain unpaid or undischarged (excluding contingent obligations that survive termination of the Note Purchase Agreement to the extent any Holder has not made a demand or brought a claim related to such contingent obligations) or subject to any bankruptcy preference period or any other possibility of disgorgement, in connection with the foregoing, the Guarantors expressly waive any and all rights of subrogation to the Holders against the Issuer or any other Guarantor, and the Guarantors hereby waive any rights to enforce any remedy which any Holder may have against the Issuer or any other Guarantor and any rights to participate in any collateral for the Issuer’s obligations under the Note Documents. So long as any of the Obligations hereby guaranteed remain unpaid or undischarged (excluding contingent obligations that survive termination of the Note Purchase Agreement to the extent any Holder has not made a demand or brought a claim related to such contingent obligations) or subject to any bankruptcy preference period or any other possibility of disgorgement, the Guarantors hereby subordinate any and all indebtedness of the Issuer now or hereafter owed to the Guarantors to all Obligations guaranteed hereby, and agree with the Holders that (a) the Guarantors shall not demand or accept any payment from the Issuer or any other Guarantor on account of such indebtedness, (b) the Guarantors shall not claim any offset or other reduction of the Guarantors’ obligations hereunder because of any such indebtedness, and (c) the Guarantors shall not take any action to obtain any interest in any of the security described in and encumbered by the Note Documents because of any such indebtedness; provided, however, that, if the Holders so request upon the occurrence and during the continuance of an Event of Default, such indebtedness shall be collected, enforced and received by the Guarantors as trustee for the Holders and be paid over to the Holders on account of the indebtedness of the Issuer to the Holders, but without reducing or affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such outstanding indebtedness shall have been reduced by such payment.

5. Waiver of Defenses. The Guarantors hereby agree that their obligations hereunder shall not be affected or impaired by, and hereby waive and agree not to assert or take advantage of any defense based on:

(a) (i) any change in the amount, interest rate or due date or other term of any of the obligations hereby guaranteed, (ii) any change in the time, place or manner of payment of all or any portion of the obligations hereby guaranteed, (iii) any amendment or waiver of, or consent to the departure from or other indulgence with respect to, the Note Purchase Agreement, any other Note Document, or any other document or instrument evidencing or relating to any obligations hereby guaranteed, or (iv) any waiver, renewal, extension, addition, or supplement to, or deletion from, or any other action or inaction under or in respect of, the Note Purchase Agreement, any of the other Note Documents, or any other documents, instruments or agreements relating to the obligations hereby guaranteed or any other instrument or agreement referred to therein or evidencing any obligations hereby guaranteed or any assignment or transfer of any of the foregoing;

(b) any subordination of the payment of the obligations hereby guaranteed to the payment of any other liability of the Issuer or any other Person;

(c) any act or failure to act by the Issuer or any other Person which may adversely affect any Guarantor’s subrogation rights, if any, against the Issuer or any other Person to recover payments made under this Guaranty;

(d) any nonperfection or impairment of any security interest or other Lien on any collateral, if any, securing in any way any of the obligations hereby guaranteed;

(e) any application of sums paid by the Issuer or any other Person with respect to the liabilities of the Holders, regardless of what liabilities of the Issuer remain unpaid;

(f) any defense of the Issuer, including without limitation, the invalidity, illegality or unenforceability of any of the Obligations;

(g) either with or without notice to the Guarantors, any renewal, extension, modification, amendment or other changes in the Obligations, including but not limited to any material alteration of the terms of payment or performance of the Obligations;

(h) any statute of limitations in any action hereunder or for the collection of the Notes or for the payment or performance of any obligation hereby guaranteed;

(i) the incapacity, lack of authority, death or disability of the Issuer or any other Person, or the failure of any Holder to file or enforce a claim against the estate (either in administration, bankruptcy or in any other proceeding) of the Issuer or any Guarantor or any other Person;

(j) the dissolution or termination of existence of the Issuer, any Guarantor or any other Person;

(k) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of the Issuer or any Guarantor or any other Person;

(l) the voluntary or involuntary receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, assignment, composition, or readjustment of, or any similar proceeding affecting, the Issuer or any Guarantor or any other Person or entity, or any of the Issuer’s or any Guarantor’s or any other Person’s properties or assets;

(m) the damage, destruction, condemnation, foreclosure or surrender of all or any part of the Real Estate owned by any Guarantor or any of the improvements located thereon;

(n) the failure of any Holder to give notice of the existence, creation or incurring of any new or additional indebtedness or obligation of the Issuer or of any action or nonaction on the part of any other Person whomsoever in connection with any obligation hereby guaranteed;

(o) any failure or delay of any Holder to commence an action against the Issuer or any other Person, to assert or enforce any remedies against the Issuer under the Notes or the other Note Documents, or to realize upon any security;

(p) any failure of any duty on the part of any Holder to disclose to any Guarantor any facts it may now or hereafter know regarding the Issuer (including, without limitation the Issuer’s financial condition), any other Person or any assets or liabilities of such Persons, whether such facts materially increase the risk to the Guarantors or not (it being agreed that the Guarantors assume responsibility for being informed with respect to such information);

(q) failure to accept or give notice of acceptance of this Guaranty by any Holder;

(r) failure to make or give notice of presentment and demand for payment of any of the indebtedness or performance of any of the obligations hereby guaranteed;

(s) failure to make or give protest and notice of dishonor or of default to the Guarantors or to any other party with respect to the indebtedness or performance of obligations hereby guaranteed;

(t) any and all other notices whatsoever to which the Guarantors might otherwise be entitled;

(u) any lack of diligence by any Holder in collection, protection or realization upon any collateral securing the payment of the indebtedness or performance of obligations hereby guaranteed;

(v) the invalidity or unenforceability of the Notes, or any of the other Note Documents, or any assignment or transfer of the foregoing;

(w) the compromise, settlement, release or termination of any or all of the obligations of the Issuer under the Notes or the other Note Documents;

(x) any transfer by the Issuer or any other Person of all or any part of any security encumbered by the Note Documents;

(y) the failure of any Holder to perfect any security or to extend or renew the perfection of any security; or

(z) to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which the Guarantors might otherwise be entitled, it being the intention that the obligations of the Guarantors hereunder are absolute, unconditional and irrevocable.

Each Guarantor understands that the exercise by the Holders of certain rights and remedies may affect or eliminate such Guarantor’s right of subrogation, indemnification, reimbursement and/or contribution against the Issuer or the other Guarantor and that such Guarantor may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, the Guarantors hereby authorize and empower the Holders, their successors, endorsees and assigns, to exercise in their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of the Guarantors that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances. Notwithstanding any other provision of this Guaranty to the contrary, so long as any of the Obligations hereby guaranteed remain unpaid or undischarged (excluding contingent obligations that survive termination of the Note Purchase Agreement to the extent any Holder has not made a demand or brought a claim related to such contingent obligations) or subject to any bankruptcy preference period or any other possibility of disgorgement, each Guarantor hereby waives and releases any claim or other rights which such Guarantor may now have or hereafter acquire against the Issuer, any other Guarantor or any other Person of all or any of the obligations of the Guarantors hereunder that arise from the existence or performance of such Guarantor’s obligations under this Guaranty or any of the other Note Documents, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of any Holder against the Issuer, any other Guarantor or any other Person, or any collateral which any Holder now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from the Issuer or any other Guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights except for those rights of each Guarantor under the Contribution Agreement; provided, however, each Guarantor agrees not to pursue or enforce any of its rights under the Contribution Agreement and each Guarantor agrees not to make or receive any payment on account of the Contribution Agreement so long as any of the Obligations remain unpaid or undischarged. In the event any Guarantor shall receive any payment under or on account of the Contribution Agreement, it shall hold such payment as trustee for the Holders and be paid over to the Holders on account of the indebtedness of the Issuer to the Holders but without reducing or affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty except to the extent the principal amount or other portion of such indebtedness shall have been reduced by such payment.

6. Guaranty of Payment and Performance and Not of Collection. This is a Guaranty of payment and performance and not of collection. The liability of the Guarantors under this Guaranty shall be primary, direct and immediate and not conditional or contingent upon the pursuit of any remedies against the Issuer or any other Person, nor against securities or liens available to the Holders, their successors, successors in title, endorsees or assigns. The Guarantors hereby waive any right to require that an action be brought against the Issuer or any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of the Holders in favor of the Issuer or any other Person.

7. Rights and Remedies of the Holders. In the event of an Event of Default under the Notes or the other Note Documents, or any of them, that is continuing (it being understood that, except as specifically provided in Section 11 of the Note Purchase Agreement, the Holders have no obligation to accept cure after an Event of Default occurs), the Holders shall have the right to enforce their rights, powers and remedies thereunder or hereunder or under any other Note Document, in any order, and all rights, powers and remedies available to the Holders in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. Accordingly, the Guarantors hereby authorize and empower the Holders upon the occurrence and during the continuance of any Event of Default under the Notes or the other Note Documents, at their sole discretion, and without notice to the Guarantors or any other Person (except to the extent specifically required under a Note Document or by operation of law), to exercise any right or remedy which the Holders may have, including, but not limited to, foreclosure, exercise of rights of power of sale, acceptance of a deed or an assignment in lieu of foreclosure, appointment of a receiver or exercise of remedies against personal property, as to any security, whether real, personal or intangible. At any public or private sale of any security or collateral for any of the Obligations guaranteed hereby, whether by foreclosure or otherwise, any Holder may, in its discretion, purchase all or any part of such security or collateral so sold or offered for sale for its own account and may apply against the amount bid therefor all or any part of the balance due it pursuant to the terms of the Notes or any other Note Document without prejudice to such Holders’ remedies hereunder against the Guarantors for deficiencies. If the Obligations guaranteed hereby are partially paid by reason of the election of any Holder to pursue any of the remedies available to such Holder, or if such Obligations are otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and the Guarantors shall remain liable for the entire balance of the Obligations guaranteed hereby even though any rights which the Guarantors may have against the Issuer or any other Person may be destroyed or diminished by the exercise of any such remedy.

8. Application of Payments. The Guarantors hereby authorize each Holder, without notice to the Guarantors, to apply all payments and credits received from the Issuer or from the Guarantors or realized from any security in such manner and in such priority such Holder in its sole judgment shall see fit to the Obligations.

9. Business Failure, Bankruptcy or Insolvency. In the event of the business failure of any Guarantor or if there shall be pending any bankruptcy or insolvency case or proceeding with respect to any Guarantor under federal bankruptcy law or any other applicable law or in connection with the insolvency of any Guarantor, or if a liquidator, receiver, or trustee shall have been appointed for any Guarantor or any Guarantor’s properties or assets, a Holder may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of such Holder allowed in any proceedings relative to such Guarantor, or any of such Guarantor’s properties or assets, and, irrespective of whether the indebtedness or other obligations of the Issuer guaranteed hereby shall then be due and payable, by declaration or otherwise, the Holders shall be entitled and empowered to file and prove a claim for the whole amount of any sums or sums owing to each of the Holders with respect to the indebtedness or other obligations of the Issuer guaranteed hereby, and to collect and receive any moneys or other property payable or deliverable on any such claim. The Guarantors covenant and agree that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against the Issuer, the Guarantors shall not seek a supplemental stay or otherwise pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Code, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of any Holder to enforce any rights of the Holders against the Guarantors by virtue of this Guaranty or otherwise.

10. Covenants of Guarantor. The Guarantors hereby covenant and agree with the Holders that until all indebtedness guaranteed hereby has been completely repaid (excluding contingent obligations that survive termination of the Note Purchase Agreement to the extent a Holder has not made a demand or brought a claim related to such contingent obligations) and all obligations and undertakings of the Issuer under, by reason of, or pursuant to the Note and the other Note Documents have been completely performed (excluding contingent obligations that survive termination of the Note Purchase Agreement to the extent a Holder has not made a demand or brought a claim related to such contingent obligations), the Guarantors will comply with any and all covenants applicable to the Guarantors set forth in the Note Purchase Agreement.

11. Rights of Set-off. Regardless of the adequacy of any collateral, during the continuance of any Event of Default under the Notes or the other Note Documents, the Holders may at any time and without notice to the Guarantors set-off and apply the whole or any portion or portions of any or all deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or branch of any Holder where the deposits are held) now or hereafter held by any Holder against amounts payable under this Guaranty, whether or not any other person or persons could also withdraw money therefrom.

12. Changes in Writing; No Revocation. This Guaranty may not be changed orally, and no obligation of the Guarantors can be released or waived by any Holder except as provided in Section 9.7 of the Note Purchase Agreement. This Guaranty shall be irrevocable by the Guarantors until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of the Issuer under, by reason of, or pursuant to the Notes, the and the Note Documents have been completely performed.

13. Notices. All notices, demands or requests provided for or permitted to be given pursuant to this Guaranty (hereinafter in this paragraph referred to as “Notice”) must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing the same in the United States mail, postpaid and registered or certified, return receipt requested, at the addresses set forth below. Each Notice shall be effective upon being delivered personally or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to any such Notice must be given or any action taken with respect thereto, however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier or, if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit and the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address of which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, the Guarantors or the Holders shall have the right from time to time and at any time during the term of this Guaranty to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America. For the purposes of this Guaranty:

The addresses of the Holders are:

the addresses specified for such communications set forth in the Purchaser Schedule to the Note Purchase Agreement, or such other address as such Holder shall have specified to the Issuer in writing.

The address of the Guarantors is:

c/o Gladstone Commercial Corporation

1521 Westbranch Drive

Suite 100

McLean, Virginia 22102

Attn: Gary Gerson

with a copy to:

Squire Patton Boggs (US) LLP

2550 M Street, NW

Washington, DC 20037

Attn: Abby Brown

14. Governing Law. THE GUARANTORS ACKNOWLEDGE AND AGREE THAT THIS GUARANTY AND THE OBLIGATIONS OF THE GUARANTORS HEREUNDER SHALL PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW BE GOVERNED BY AND INTERPRETED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

15. CONSENT TO JURISDICTION; WAIVERS. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE STATE OF NEW YORK OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY (THE HOLDERS HAVING ALSO WAIVED SUCH RIGHT TO TRIAL BY JURY), (II) TO OBJECT TO JURISDICTION WITHIN THE STATE OF NEW YORK OR VENUE IN ANY PARTICULAR FORUM WITHIN THE STATE OF NEW YORK, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR

IN ADDITION TO ACTUAL DAMAGES. EACH HOLDER IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE TO THE RIGHT, IF ANY, TO TRIAL BY JURY. EACH GUARANTOR AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO SUCH GUARANTOR AT THE ADDRESS SET FORTH IN PARAGRAPH 13 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT ANY HOLDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY SECURITY AND AGAINST GUARANTORS PERSONALLY, AND AGAINST ANY PROPERTY OF THE GUARANTORS, WITHIN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE STATE OF NEW YORK SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF THE GUARANTORS AND EACH HOLDER HEREUNDER OR OF THE SUBMISSION HEREIN MADE BY GUARANTORS TO PERSONAL JURISDICTION WITHIN THE STATE OF NEW YORK EACH GUARANTOR HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT. EACH GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY HOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH HOLDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND ACKNOWLEDGE THAT EACH HOLDER HAS BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER NOTE DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS PARAGRAPH 15. EACH GUARANTOR ACKNOWLEDGES THAT THEY HAVE HAD AN OPPORTUNITY TO REVIEW THIS PARAGRAPH 15 WITH THEIR LEGAL COUNSEL AND THAT SUCH GUARANTOR AGREES TO THE FOREGOING AS THEIR FREE, KNOWING AND VOLUNTARY ACT.

16. Successors and Assigns. The provisions of this Guaranty shall be binding upon the Guarantors and their respective heirs, successors, successors in title, legal representatives, and assigns, and shall inure to the benefit of the Holders, their successors, successors in title, legal representatives and assigns. No Guarantor shall assign or transfer any of its rights or obligations under this Guaranty without the prior written consent of the Holders.

17. Assignment by Holders. This Guaranty is assignable by any Holder in whole or in part in conjunction with any assignment of any Note or portions thereof, and any assignment hereof or any transfer or assignment of any Note or portions thereof by any Holder shall operate to vest in any such assignee the rights and powers, in whole or in part, as appropriate, herein conferred upon and granted to such Holder.

18. Severability. If any term or provision of this Guaranty shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by law.

19. Disclosure. The Guarantors agree that in addition to disclosures made in accordance with standard banking practices, any Holder may disclose information obtained by such Holder pursuant to this Guaranty to assignees or participants and potential assignees or participants hereunder subject to the terms of the Note Purchase Agreement.

20. NO UNWRITTEN AGREEMENTS. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

21. Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of the Guarantors under this Guaranty.

22. Ratification. The Guarantors do hereby restate, reaffirm and ratify each and every warranty and representation regarding the Guarantors or their Subsidiaries set forth in the Note Purchase Agreement as if the same were more fully set forth herein.

23. Joint and Several Liability. Each of the Guarantors covenants and agrees that each and every covenant and obligation of the Guarantors hereunder shall be the joint and several obligations of each of the Guarantors.

24. Fair Consideration. The Guarantors represent that the Guarantors have received fair consideration for the execution and delivery of this Guaranty.

25. Counterparts. This Guaranty and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Guaranty it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

26. Definitions. All terms used herein and not otherwise defined herein shall have the meanings set forth in the Note Purchase Agreement.

27. Amendment and Restatement. This Unconditional Guaranty of Payment and Performance is given pursuant to the Note Purchase Agreement.

28. Waiver of Claims. The Guarantors acknowledge, represent and agree that the Guarantors as of the date hereof have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to this Guaranty, the Original Guaranty, the “Note Documents” (as defined in this Guaranty), the administration or funding of the “Notes” (as defined in the and the Note Purchase Agreement), or with respect to any acts or omissions of any Holder or any past or present directors, officers, agents or employees of any Holder, whether under this Guaranty or any of the “Note Documents” (as defined in the this Guaranty), and each of the Guarantors does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

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IN WITNESS WHEREOF, the Guarantors have executed this Guaranty under seal as of this 15th day of December, 2025.

PARENT:

GLADSTONE COMMERCIAL CORPORATION, a Maryland corporation

By:	/s/ Gary Gerson
Name: Gary Gerson
Tite: Chief Financial Officer

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[Signature Page to Guaranty – Gladstone Commercial (2025)]

SUBSIDIARY GUARANTORS:

AL13 BROOKWOOD LLC;
ALFTPI02 GOOD 1202 ECHOLS DRIVE WEST LLC;
RCOG07 GEORGIA LLC;
APML07 HIALEAH FL LLC; 260 SPRINGSIDE DRIVE, AKRON OH LLC;
CO14 AURORA LLC;
CO14 DENVER LLC;
RC06 MENOMONEE FALLS WI LLC;
DBPI07 BOLINGBROOK IL LLC; 2525 N WOODLAWN VSTRM WICHITA KS, LLC;
TMC11 SPRINGFIELD MO LLC;
CI05 CLINTONVILLE WI LLC;
CDLCI07 MASON OH LLC;
EE, 208 SOUTH ROGERS LANE, RALEIGH, NC LLC;
UTSLCO03 GOOD 680 WEST SHIELDS LANE LLC;
ALVANI02 GOOD 11198 WILL WALKER ROAD LLC;
MIDETI05 GOOD 7026 STERLING LLC;
NJPHII02 GOOD 5 TWOSOME LLC;
ININDI01 GOOD 5225 W 81ST LLC;
FLOCAIO1 GOOD 1900 SOUTHWEST 38TH AVENUE, LLC;
FLOCAI02 GOOD 808 SOUTHWEST 12TH STREET LLC;
OHCOLI02 GOOD 1932 PITTSBURGH DRIVE LLC;
TXDENI01 GOOD 5450 DAKOTA LANE LLC;
TXTEMI01 GOOD 3120 AND 3410 RANGE ROAD LLC;
OB MIDWAY NC GLADSTONE COMMERCIAL LLC;
ININDI02 GOOD 5600 W RAYMOND, LLC;
ININDI03 GOOD 5610 W 82, LLC;
AFL05 DUNCAN SC LLC;
AFL05 DUNCAN SC MEMBER LLC;
OH04 NORTH CANTON LLC;
OHCOLO05 GOOD 4343 EASTON COMMONS LLC;
TXMLDI01 GOOD WEST COUNTY ROAD;
MI13 NOVI LLC;
ININDI04 GOOD 4780 E MARGARET LLC; AND
GBI07 SYRACUSE NY LLC, each a Delaware limited liability company

By:	/s/ Gary Gerson
Name: Gary Gerson
Title: Chief Financial Officer

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[Signature Page to Guaranty – Gladstone Commercial (2025)]

CO13 ENGLEWOOD LLC;
ALMGMI01 GOOD 111 FOLMAR PARKWAY LLC;
TXBAYI01 GOOD 1650 EAST FREEWAY LLC;
MOPACI01 GOOD 18777 US HIGHWAY 66, LLC;
ILPERI01 GOOD 4444 HOLLERICH DRIVE LLC;
NCCLTI02 GOOD 1902 AIRPORT ROAD LLC;
WEC11 DARTMOUTH MA LLC;
GAATLI01 GOOD 1550 ROAD HAVEN DRIVE, LLC;
TCI06 BURNSVILLE MN LLC;
NCWKBI01 GOOD 251 INDUSTRIAL DRIVE LLC;
WPI07 TULSA OK LLC;
GA15 HAPEVILLE LLC;
CMI04 CANTON NC LLC;
IN14 INDIANAPOLIS LLC;
CORNING BIG FLATS LLC;
TX14 ALLEN II LLC;
TX14 COLLEYVILLE LLC;
TX14 COPPELL LLC;
D08 MARIETTA OH LLC;
FTCHI07 GRAND RAPIDS MI LLC;
IPA12 ASHBURN VA LLC;
PA14 TAYLOR LLC;
TUP12 COLUMBUS GA LLC;
SCGVLI01 GOOD 8 NORTH KINGS ROAD LLC;
PAABEI01 GOOD 2571 MITCHELL AVENUE LLC;
ININDI05 GOOD 3245 N MITTOEFER ROAD LLC;
PABETI01 GOOD 100 MELLOTT DRIVE LLC;
MOSTCI01 GOOD 1 RIVERS EDGE COURT LLC;
OH15 DUBLIN LLC;
MPI06 MASON OH LLC;
TXHOUI02 GOOD 1616 GEARS ROAD LLC;
TXDFWI02 GOOD 2875 E AIRFIELD DRIVE LLC;
WIGTNI-01 GOOD GATEWAY COURT LLC;
MIDETI-06 GOOD EXECUTIVE DRIVE LLC;
GAATLI-02 GOOD SWISHER DRIVE LLC;
INFTWI-01 GOOD BAKER DRIVE LLC;
INFTWI-02 GOOD NORTH MAIN STREET LLC;
MICARI-01 GOOD COLUMBIA STREET LLC;
MICASI-01 GOOD GARFIELD AVENUE LLC; AND
MIDETI-07 GOOD COMMERCE BOULEVARD LLC, each a Delaware limited liability company

By:	/s/ Gary Gerson
Name: Gary Gerson
Title: Chief Financial Officer

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[Signature Page to Guaranty – Gladstone Commercial (2025)]

FIRST PARK TEN COCO SAN ANTONIO, L.P., a Delaware limited partnership

By:	First Park Ten COCO San Antonio GP LLC, a Delaware limited liability company, its general partner

By:	/s/ Gary Gerson
Name: Gary Gerson
Title: Chief Financial Officer

EE07 RALEIGH NC, L.P., a Delaware limited partnership

By:	EE07 Raleigh NC GP LLC, a Delaware limited liability company, its general partner

By:	/s/ Gary Gerson
Name: Gary Gerson
Title: Chief Financial Officer

POCONO PA GCC, L.P., a Delaware limited partnership

By:	Pocono PA GCC GP LLC, a Delaware limited liability company, its general

By:	/s/ Gary Gerson
Name: Gary Gerson
Title: Chief Financial Officer

OB CRENSHAW GCC, LP, a Delaware limited partnership

By:	OB Crenshaw SPE GP LLC, a Delaware limited liability company, its general partner

By:	/s/ Gary Gerson
Name: Gary Gerson
Title: Chief Financial Officer

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[Signature Page to Guaranty – Gladstone Commercial (2025)]

SRFF08 READING PA, L.P., a Delaware limited partnership

By:	SRFF08 READING PA GP LLC, a Delaware limited liability company, its general partner

By:	/s/ Gary Gerson
Name: Gary Gerson
Title: Chief Financial Officer

FMCT08 CHALFONT PA, L.P., a Delaware limited partnership

By:	FMCT08 CHALFONT PA GP LLC, a Delaware limited liability company, its general partner

By:	/s/ Gary Gerson
Name: Gary Gerson
Title: Chief Financial Officer

RPT08 PINEVILLE NC, L.P., a Delaware limited partnership

By:	RPT08 PINEVILLE NC GP LLC, a Delaware limited liability company, its general partner

By:	/s/ Gary Gerson
Name: Gary Gerson
Title: Chief Financial Officer

[Signature Page to Guaranty – Gladstone Commercial (2025)]